Consolidated Statements of Earnings (USD $) In Millions, except Per Share data	3 Months Ended		6 Months Ended
	Jun. 30, 2010	Jun. 30, 2009	Jun. 30, 2010	Jun. 30, 2009
Net sales	$ 687.6	$ 615.3	$ 1,234.9	$ 1,129.6
Cost and expenses:
Cost of goods sold	544	473.3	979.3	895.6
Selling and administrative expenses	73.8	71.7	143.2	137.6
Research and development expenses	6.4	3.9	10.8	8.3
Gain related to fire settlement		(24.5)		(27)
Other (income) expense, net	(0.6)	2.7	(1.2)	4.8
Earnings before interest and income taxes	64	88.2	102.8	110.3
Interest expense, net	1.8	2.3	3.7	5
Income before income taxes	62.2	85.9	99.1	105.3
Income tax expense	23.4	26.5	37.2	33.2
Income from continuing operations, net of tax	38.8	59.4	61.9	72.1
Discontinued operations
Income (loss) from discontinued operations	(0.4)	(4.5)	1.3	(15.1)
Income tax expense (benefit)	(0.2)	(0.6)	0.4	(5.1)
Income (loss) from discontinued operations, net of tax	(0.2)	(3.9)	0.9	(10)
Net income	$ 38.6	$ 55.5	$ 62.8	$ 62.1
Basic earnings per share attributable to common shares
Income from continuing operations, net of tax (in dollars per share)	$ 0.63	$ 0.97	$ 1.01	$ 1.18
Income (loss) from discontinued operations, net of tax (in dollars per share)		$ (0.06)	$ 0.01	$ (0.16)
Basic earnings per share (in dollars per share)	$ 0.63	$ 0.91	$ 1.02	$ 1.02
Diluted earnings per share attributable to common shares
Income from continuing operations, net of tax (in dollars per share)	$ 0.62	$ 0.96	$ 0.99	$ 1.17
Income (loss) from discontinued operations, net of tax (in dollars per share)		$ (0.06)	$ 0.02	$ (0.16)
Diluted earnings per share (in dollars per share)	$ 0.62	$ 0.9	$ 1.01	$ 1.01
Dividends declared and paid per share (in dollars per share)	$ 0.16	$ 0.155	$ 0.32	$ 0.31

Consolidated Balance Sheets (USD $) In Millions	Jun. 30, 2010	Dec. 31, 2009
Current assets:
Cash and cash equivalents	$ 96.6	$ 96.3
Receivables, less allowance of $9.2 in 2010 and $7.8 in 2009	406.9	287.1
Inventories	351.6	338.3
Deferred income taxes	42	37.8
Prepaid expenses and other current assets	24.7	27.2
Current assets held for sale	19.4	13.1
Total current assets	941.2	799.8
Property, plant and equipment, net of accumulated depreciation of $526.9 in 2010 and $505.9 in 2009	455.4	460.9
Other assets:
Goodwill, net	449.8	462.2
Other intangible assets, net	156.8	162.9
Investments and advances to affiliates	0.3	0.3
Other long-term assets	4.8	4.3
Non-current assets held for sale	21.4	23.7
Total other assets	633.1	653.4
TOTAL ASSETS	2,029.7	1,914.1
Current liabilities:
Accounts payable	199.8	132.7
Accrued expenses	139	143.5
Deferred revenue	16.8	17.3
Current liabilities associated with assets held for sale	11.5	7.6
Total current liabilities	367.1	301.1
Long-term liabilities:
Long-term debt	156.2	156.1
Deferred revenue	115.1	113.2
Other long-term liabilities	121.5	125.1
Total long-term liabilities	392.8	394.4
Shareholders' equity:
Preferred stock, $1 par value per share. Authorized and unissued 5,000,000 shares
Common stock, $1 par value per share. Authorized 100,000,000 shares; 78,661,248 shares issued; 60,978,972 outstanding in 2010 and 60,645,653 outstanding in 2009	78.7	78.7
Additional paid-in capital	86	73.9
Cost of shares of treasury - 17,682,276 shares in 2010 and 18,015,595 shares in 2009	(222)	(223.6)
Accumulated other comprehensive loss	(40.3)	(34.7)
Retained earnings	1,367.4	1,324.3
Total shareholders' equity	1,269.8	1,218.6
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 2,029.7	$ 1,914.1

Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Share data	Jun. 30, 2010	Dec. 31, 2009
Consolidated Balance Sheets
Receivables, allowance (in dollars)	$ 9.2	$ 7.8
Property, plant and equipment, accumulated depreciation (in dollars)	$ 526.9	$ 505.9
Preferred stock, par value (in dollars per share)	$ 1	$ 1
Preferred stock, Authorized shares	5,000,000	5,000,000
Preferred stock, unissued shares	5,000,000	5,000,000
Common stock, par value (in dollars per share)	$ 1	$ 1
Common stock, Authorized shares	100,000,000	100,000,000
Common stock, shares issued	78,661,248	78,661,248
Common stock, shares outstanding	60,978,972	60,645,653
Treasury shares	17,682,276	18,015,595

Consolidated Statements of Cash Flows (USD $) In Millions	6 Months Ended
	Jun. 30, 2010	Jun. 30, 2009
Operating activities
Net income	$ 62.8	$ 62.1
Reconciliation of net income to cash flows from operating activities:
Depreciation	30.2	29
Amortization	6.1	5.3
Non-cash compensation	7.2	7.7
Earnings in equity investments		(0.2)
Gain on sale of property and equipment, net	(3.6)	(0.5)
Loss on writedown of assets		10.5
Gain on insurance settlements related to property, plant and equipment		(24.3)
Deferred taxes	(7.1)	3.6
Change in tax benefits from stock-based compensation	(1.5)	0.3
Foreign exchange (gain) loss	(1.2)	0.3
Changes in assets and liabilities, excluding effects of acquisitions and divestitures:
Current and long-term receivables	(123.5)	0.8
Inventories	(24)	129.5
Accounts payable and accrued expenses	70.7	(13.7)
Income taxes	4.9	24.8
Long-term liabilities	(0.1)	4.8
Other operating activities	(0.4)	(1)
Net cash provided by operating activities	20.5	239
Investing activities
Capital expenditures	(31.6)	(20.1)
Proceeds from sale of property and equipment	5.2	2.6
Proceeds from sale of business	20.3
Proceeds from insurance settlements related to property, plant and equipment		30
Other investing activities	(0.2)	0.5
Net cash (used in) provided by investing activities	(6.3)	13
Financing activities
Net change in short-term borrowings and revolving credit lines	(0.1)	(211.9)
Dividends	(19.7)	(19)
Treasury shares and stock options, net	5	(0.2)
Change in tax benefits from stock-based compensation	1.5	(0.3)
Net cash used in financing activities	(13.3)	(231.4)
Effect of exchange rate changes on cash	(0.6)	0.3
Change in cash and cash equivalents	0.3	20.9
Cash and cash equivalents
Beginning of period	96.3	42.7
End of period	$ 96.6	$ 63.6

Basis of Presentation	6 Months Ended
Jun. 30, 2010
Basis of Presentation
Basis of Presentation

Note 1 - Basis of Presentation

The accompanying unaudited consolidated financial statements have been prepared by Carlisle Companies Incorporated (the “Company” or “Carlisle”) in accordance and consistent with the accounting policies stated in the Company’s financial statements in Exhibit 99.1 in this Current Report on Form 8-K and should be read in conjunction with the consolidated financial statements in Exhibit 99.1 in this Current Report on Form 8-K.  The unaudited consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States and, of necessity, include some amounts that are based upon management estimates and judgments.  Actual results could differ from current estimates.  The unaudited consolidated financial statements include assets, liabilities, revenues, and expenses of all majority-owned subsidiaries.  Intercompany transactions and balances are eliminated in consolidation.

Reclassifications and Revisions	6 Months Ended
Jun. 30, 2010
Reclassifications and Revisions
Reclassifications and Revisions

Note 2 — Reclassifications and Revisions

Certain reclassifications and revisions have been made in this Current Report on Form 8-K to the previously filed information included in the Company’s Quarterly Report on Form 10-Q filed on August 27, 2010 as follows:

·                  The Consolidated Statements of Earnings has been retrospectively adjusted to reflect the results of operations of the specialty trailer business as discontinued for all periods presented.  The assets and associated liabilities of the specialty trailer business have been classified as held for sale in the Consolidated Balance Sheets for all periods presented.  See Note 19 for additional information regarding discontinued operations and assets held for sale.

·                  The segment disclosures in Note 15 have been revised to reflect the elimination of the Specialty Products segment resulting from the sale of the refrigerated truck bodies and specialty trailer businesses.

·                  The Unaudited Consolidated Statement of Cash flows for the first six months of 2009 has been revised to reflect the classification as an investing cash inflow of  $30 million of proceeds received from the Company’s insurance carriers related to destroyed property, plant and equipment as a result of the fire that occurred at the Company’s tire and wheel plant in Bowdon, GA that was previously classified in net cash provided by operating activities.  The amounts previously presented for cash provided by operating activities for first six months of 2009 was  $269.0 million and cash used in investing cash flows was  $17.0 million.  The revised amount for net cash provided by operating activities is  $239.0 million and the revised amount for cash provided by investing activities is  $13.0 million.  See Note 2 for further discussion of the Bowdon, GA plant fire.

New Accounting Pronouncements	6 Months Ended
Jun. 30, 2010
New Accounting Pronouncements
New Accounting Pronouncements

Note 3 - New Accounting Pronouncements

New accounting standards adopted

There were no accounting standards adopted in the first six months of 2010 and 2009.

New accounting standards issued but not yet adopted

There are currently no accounting standards that have been issued, but not yet adopted, that are expected to have a significant impact on the Company’s financial position, results of operations and cash flows upon adoption.

Fire Gain	6 Months Ended
Jun. 30, 2010
Fire Gain
Fire Gain

Note 4 - Fire Gain

On November 16, 2008, a fire occurred at the tire and wheel plant in Bowdon, GA, and as a result the building and the majority of the machinery, equipment, records and other assets were destroyed. In order to service customers, partial operations were initiated at a facility in Heflin, AL, and some production was transferred to other tire and wheel plants or outsourced to third parties.

In the fourth quarter of 2008, while the Company was negotiating its claim, a pretax loss was recorded representing the deductible of  $0.1 million. The net result of fire-related transactions in the first quarter of 2009 was a  $2.5 million pretax gain, which included a  $2.6 million pretax gain on the settlement of the inventory claim which was the difference between  $8.9 million, representing the loss on inventory recorded in the fourth quarter of 2008 for which a receivable was recorded at December 31, 2008, and  $11.5 million of cash proceeds received from the insurance carriers to settle the inventory claim in the first quarter of 2009. Total payments of  $13.5 million were received from the insurance carriers in the first quarter of 2009.

The net result of fire-related transactions in the second quarter of 2009 was a  $24.5 million pretax gain on the settlement of all other claims and that amount was reported as Gain related to fire settlement. This gain was the difference between the  $41.0 million of cash proceeds received from the insurance carriers in settlement of all outstanding claims and the  $11.2 million insurance claims receivable balance at March 31, 2009 included in Prepaid expenses and other current assets for a portion of the expected insurance reimbursements plus  $5.3 million, representing fire-related cost in the second quarter of 2009.

From January 1, 2009 through June 30, 2009 cash proceeds of  $54.5 million were received from the insurance carriers. Losses and cost incurred from November 16, 2008 through June 30, 2009 of  $27.6 million included  $8.9 million of inventory;  $5.7 million of building, machinery, equipment and other assets; and  $13.0 million of fire-related cost. The  $26.9 million pretax gain from November 16, 2008 through June 30, 2009 was the difference between cash proceeds of  $54.5 million and the losses of  $27.6 million. On a quarterly basis, a loss of  $0.1 million was recorded in the fourth quarter of 2008, a gain of  $2.5 million was recorded in the first quarter of 2009, and a gain of  $24.5 million was recorded in the second quarter of 2009.

A minimal amount of fire-related scrap was sold in the third quarter of 2009. Since all insurance claims due to this fire were settled with the carriers no additional insurance proceeds are anticipated.

Borrowings	6 Months Ended
Jun. 30, 2010
Borrowings
Borrowings

Note 5 - Borrowings

At June 30, 2010, the fair value of the Company’s par value  $150 million, 6.125% senior notes due 2016, using Level 2 inputs, is approximately  $169 million. The fair value of the Company’s senior notes is based on current market interest rates and the Company’s estimated credit spread available for financings with similar terms and maturities.

Fair Value Measurements	6 Months Ended
Jun. 30, 2010
Fair Value Measurements
Fair Value Measurements

Note 6 - Fair Value Measurements

Recurring Fair Value Measurements

The fair value of the Company’s assets and liabilities measured at fair value on a recurring basis were as follows:

	Balance at June 30,	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
In millions	2010	Level 1	Level 2	Level 3

Cash and cash equivalents	$96.6	$96.6	$—	$—

Nonrecurring Fair Value Measurements

For the second quarter and first six months of 2009, the Company measured certain non-financial assets at fair value on a nonrecurring basis.  These measurements were primarily the result of management’s decision to consolidate certain manufacturing facilities within the Engineered Transportation Solutions, Specialty Products and Interconnect Technologies segments. Refer to Note 19 for further information regarding exit and disposal activity. The following table depicts the non-recurring fair value measurements discussed below by asset category and the level within the fair value hierarchy in which the related assumptions were derived.

	Balance at June 30,	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs	Total Gains
In millions	2009	Level 1	Level 2	Level 3	(Losses)

Long-lived assets held for sale	$1.8	—	$1.6	$0.2	$(3.8)
Long-lived assets held and used	—	—	—	—	(6.0)
					$(9.8)

For the three and six-month periods ended June 30, 2010 there were no nonrecurring fair value measurements.  For the three and six-month periods ended June 30, 2009, the Company measured certain non-financial assets at fair value on a nonrecurring basis.  These measurements were based on management’s decision to consolidate certain manufacturing facilities within the Engineered Transportation Solutions, Specialty Products and Interconnect Technologies segments. Refer to Note 19 for further information regarding exit and disposal activity.

Within the tire and wheel product line of the Engineered Transportation Solutions segment, property, plant and equipment relating to facilities in Carlisle, PA, Heflin, AL and Buji, China with a carrying amount of  $2.8 million were written down to a fair value of zero, resulting in an impairment charge of  $2.8 million, which was included in other (income) expense, net for the three and six-month periods ended June 30, 2009.  This fair value measurement of the impaired assets was based on Level 3 inputs.  The Level 3 inputs reflected management’s determination that impaired leasehold improvements assets could not be transferred upon consolidation of operations into the new facility in Jackson, TN.  In addition, it was management’s determination that machinery and equipment subject to the impairment charge was estimated to have zero net realizable value based on current utility.  Also, during the six month period ended June 30, 2009, within the tire and wheel product line of the Engineered Transportation Solutions segment, property, plant and equipment with a carrying amount of  $2.9 million were written down to a fair value of zero, resulting in an impairment charge of  $2.9 million, which was included in other (income) expense, net. The fair value determination was based upon Level 3 inputs reflecting management’s determination of the net realizable value of the assets. Such assets primarily reflected leasehold improvements in its Buji, China operations that could not be transferred upon consolidation of production into Meizhou, China.

Within the Specialty Products segment, property, plant and equipment relating to the closure of the facility in Brookville, PA with a carrying amount of  $5.6 million were written down to a fair value of  $1.8 million, resulting in an impairment charge of  $3.8 million, which was included in Loss from discontinued operations for the three months ended June 30, 2009.  A fair value measurement of  $1.6 million for land, building and leasehold improvements, which resulted in an impairment charge of  $3.3 million, was based on Level 2 inputs.  The land and building were subsequently sold in the first half of 2010 for  $2.7 million resulting in a gain of  $1.1 million.  A fair value measurement of  $0.2 million for machinery and equipment, which resulted in a  $0.5 million impairment charge, was based on Level 3 inputs reflecting management’s determination of the net realizable value of the assets.

Within the Interconnect Technologies segment, property consisting of leasehold improvements with a carrying amount of  $0.3 million was written down to a fair value of zero, resulting in an impairment charge of  $0.3 million which was included in other operating expense for the three months ended June 30, 2009.  The fair value measurement was based upon Level 3 inputs which reflected management’s determination that the leasehold improvements in the Company’s Kent, WA facility would not have any transferrable value upon consolidation of operating activities into another Company facility in Tukwila, WA.

Stock-Based Compensation	6 Months Ended
Jun. 30, 2010
Stock-Based Compensation
Stock-Based Compensation

Note 7 — Stock-Based Compensation

During the three and six month period ended June 30, 2010 and 2009, the Company expensed stock-based compensation awards under the 2004 Executive Incentive Program and the 2005 Nonemployee Director Equity Plan. A detailed description of the awards under these plans is included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.

Stock-Based Compensation Expense

Compensation expense recorded for all of the Company’s share-based compensation plans during the second quarter and first six months of 2010 and 2009 was as follows:

	Second Quarter		First Six Months
(in millions, except per share amounts)	2010	2009	2010	2009
Pre-tax compensation expense	$3.6	$4.5	$7.2	$7.8

After-tax compensation expense	$2.3	$2.9	$4.7	$5.1

Impact on diluted EPS	$0.04	$0.05	$0.08	$0.08

Grants

In the first quarter of 2010 the Company awarded 590,020 stock options, 101,785 restricted stock awards and 101,785 performance share awards with an aggregate fair value of approximately  $14.3 million to be expensed over the requisite service period for each award which generally equals the stated vesting period.

The grant date fair value of the 2010 stock options with a three-year graded vesting condition was estimated under the Black-Scholes-Merton formula using the following weighted-average assumptions:

Expected dividend yield	1.87%
Expected life in years	5.75
Expected volatility	32.7%
Risk-free interest rate	2.65%

The Company initially granted performance shares in the first quarter of 2010.  The performance shares vest based on the employee rendering three years of service to the Company, and the attainment of a market condition over the performance period, which is based on the Company’s relative total shareholder return versus the S&P Midcap 400 Index® over a pre-determined time period as determined by the Compensation Committee of the Board of Directors.  The grant date fair value of the 2010 performance shares was estimated using a Monte-Carlo simulation approach.  Such approach entails the use of assumptions regarding the future performance of the Company’s stock and those of the peer group of companies.  Those assumptions include expected volatility, risk-free interest rates, correlation coefficients and dividend reinvestment.  Dividends accrue on the performance shares during the performance period and are to be paid in cash based upon the number of awards ultimately earned.

There were no additional grants of stock-based compensation awarded in the second quarter of 2010.

Acquisitions	6 Months Ended
Jun. 30, 2010
Acquisitions
Acquisitions

Note 8 — Acquisitions

On October 1, 2009, the Company acquired the remaining 51% interest in Japan Power Brake, Inc. (“JPB”), a leading provider of high performance braking solutions for off-highway equipment, primarily in the mining and construction industries in Japan, for a purchase price of approximately  $4.2 million. JPB is located in Atsugi, Japan and is under the management direction of the Engineered Transportation Solutions segment. The purchase price included an allocation of  $0.9 million to other intangible assets reflecting a non-compete agreement with a useful life of 10 years. The remaining purchase price was allocated to current assets; property, plant and equipment; and current liabilities.

On October 1, 2009, the Company acquired 100% of the equity of Electronic Cable Specialists (“ECS”), a leading provider of electrical and structural products and services for the aviation, medical and industrial markets, for a purchase price of approximately  $42.4 million. The acquisition of ECS expands Carlisle’s product and system reach into additional avionics applications and strengthens Carlisle’s engineering and design capabilities. The acquisition will allow for the reduction of expenses through consolidation of certain sales, general and administrative functions and through in-house production of certain components which were previously purchased by ECS from third parties. Carlisle also expects to achieve increased sales from its existing customer base with the addition of the engineering and design capabilities of ECS. ECS is located in Franklin, WI and is under the management direction of the Interconnect Technologies segment. The purchase price allocation resulted in current assets of  $15.1 million; property, plant and equipment of  $1.9 million; goodwill of  $13.5 million; identified intangible assets of  $14.5 million; and non-interest bearing current liabilities of  $2.6 million. Of the  $14.5 million of acquired intangible assets,  $2.6 million was assigned to trade names that are not subject to amortization,  $4.5 million was assigned to customer relationships with a determinable useful life of 17 years, and the remaining  $7.4 million was assigned to other intangible assets with a weighted average useful life of 14.7 years. The goodwill from this acquisition is deductible for tax purposes.

On September 18, 2009, the Company acquired the assets of Jerrik, Inc. (“Jerrik”), a recognized leader in the design and manufacture of highly engineered military and aerospace filtered connectors, for approximately  $33 million. The acquisition expands the Company’s range of products serving the defense and aerospace markets. The acquisition will allow for reduction of expenses through consolidation of certain sales, general and administrative functions and through in-house production of certain components, which were previously purchased by Jerrik from third parties. Jerrik is located in Tempe, AZ and is under the management direction of the Interconnect Technologies segment. The purchase price allocation resulted in current assets of  $7.9 million; property, plant and equipment of  $1.8 million; goodwill of  $13.7 million; identified intangible assets of  $10.8 million; and current liabilities of  $1.2 million. Of the  $10.8 million of acquired intangible assets,  $0.2 million was assigned to trade names with determinable useful life of 2 years,  $7.1 million was assigned to customer relationships with a determinable useful life of 18 years, and the remaining  $3.5 million was assigned to other intangible assets with a weighted average useful life of 18.1 years. The goodwill from this acquisition is deductible for tax purposes.

The revenues and earnings for the first quarter of 2009 of the above acquisitions when combined with those of the Company were not materially different than the reported results of each respective prior period.

Discontinued Operations and Assets Held for Sale	6 Months Ended
Jun. 30, 2010
Discontinued Operations and Assets Held for Sale
Discontinued Operations and Assets Held for Sale

Note 9 — Discontinued Operations and Assets Held for Sale

On October 4, 2010, as part of its commitment to concentrate on its core businesses, the Company sold its specialty trailer business for cash proceeds of  $35 million.  The final purchase price is subject to a working capital adjustment and the potential to receive an additional  $5 million in proceeds based on future earnings.  The Company expects to record a gain on sale of  $6.3 million in the fourth quarter of 2010.  Additional gains or losses on sale may be recorded in future periods based upon proceeds received from the Company’s share of any future earnings and the result of the final working capital adjustment.  The assets and associated liabilities of this business met the criteria for classification as held for sale as of September 30, 2010 and as a result the related results of operations have been classified as discontinued for all periods presented in the Unaudited Consolidated Statements of Earnings.

On February 2, 2010, the Company sold all of the interest in its refrigerated truck bodies business for  $20.3 million.  In July, 2010, additional proceeds of  $0.3 million were received representing a working capital adjustment.  Including the working capital adjustment, the sale resulted in a gain of  $1.9 million, which is reported in discontinued operations.  The final purchase price is subject to certain indemnifications made to the buyer, which could reduce the gain in subsequent periods.  The Company does not believe any such adjustments will result in a material change to the purchase price.

See Note 2 for further information regarding reclassifications and revisions.

In the second quarter of 2009, the Company announced plans to consolidate its Brookville, PA facility into the operations located in Mitchell, SD and West Fargo, ND, and recorded  $3.8 million in fixed asset impairment charges.  Included in these charges was the land and building which was sold in the first half of 2010 for a gain of  $1.1 million.  Refer to Note 6 for more detail on the impairment charges.

In the second quarter of 2008, the Company announced its decision to pursue disposition of its on-highway friction and brake shoe business.  During the first quarter of 2009, the Company made the decision to exit, rather than sell, the on-highway friction and brake shoe business and dispose of the assets as part of a planned dissolution.

In the second quarter of 2007, the Company announced plans to exit the custom thermoset products molding operation (“thermoset molding operation”). The disposition of the thermoset molding operation was completed in 2008.

Total assets held for sale were as follows:

	June 30,	December 31,
In millions	2010	2009
Assets held for sale:
On-highway friction and brake shoe business	$0.3	$0.3
Thermoset molding operation	1.6	1.6
Specialty trailer business	38.9	34.9
Total assets held for sale	$40.8	$36.8

Liabilities associated with assets held for sale:
Specialty trailer business	$11.5	$7.6
Total liabilities associated with assets held for sale	$11.5	$7.6

At September 30, 2010, and December 31, 2009, the remaining assets of the on-highway friction and brake shoe business and those of the thermoset molding operation consisted of the land and building formerly occupied by the operation.

The major classes of assets and liabilities held for sale included in the Company’s Consolidated Balance Sheets were as follows:

	June 30,	December 31,
In millions	2010	2009
Assets held for sale:
Receivables	$7.6	$5.4
Inventories	11.6	7.5
Prepaid expenses and other current assets	0.2	0.2
Total current assets held for sale	19.4	13.1

Property, plant and equipment, net	$21.4	$23.6
Other long term assets	—	0.1
Total non-current assets held for sale	21.4	23.7
Total assets held for sale	$40.8	$36.8

Liabilities associated with assets held for sale:
Accounts payable	$7.5	$3.0
Accrued expenses	4.0	4.6
Total current liabilities associated with assets held for sale	11.5	7.6

Net sales and income (loss) before income taxes from discontinued operations were as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
In millions	2010	2009	2010	2009
Net sales:
Specialty trailer business	$21.8	$21.4	$36.5	$38.5
Refrigerated truck bodies business	—	11.8	4.6	23.5
On-highway friction and brake shoe business	—	7.2	—	17.1
Net sales from discontinued operations	$21.8	$40.4	$41.1	$79.1

Income (loss) from discontinued operations:
Specialty trailer business	$0.2	$(3.2)	$(0.1)	$(5.9)
Refrigerated truck bodies business	(0.2)	0.9	0.1	2.0
On-highway friction and brake shoe business	(0.3)	(2.1)	1.6	(11.8)
Thermoset molding operation	—	—	—	(0.1)
Automotive components	—	—	(0.1)	(0.1)
Systems and equipment	(0.1)	(0.1)	(0.2)	0.8
Income (loss) before income taxes from discontinued operations	$(0.4)	$(4.5)	$1.3	$(15.1)

Results of the on-highway friction and brake shoe business for the six months ended June 30, 2010 included a  $2.1 million pretax gain on the sale of property.

Results for the six months ended June 30, 2009 included  $6.0 million of pre-tax expenses related to the planned dissolution of the on-highway friction and brake shoe business, including an inventory write-down of  $3.4 million, property, plant and equipment impairment costs of  $0.8 million and severance costs of  $1.8 million.

Results for the three and six months ended June 30, 2009 also included  $3.8 million of fixed asset impairment charges related to the closure of a facility in the specialty trailer business.

Inventories	6 Months Ended
Jun. 30, 2010
Inventories
Inventories

Note 10 — Inventories

The Company is a diversified manufacturer comprised of multiple domestic and foreign operations manufacturing different products.  The First-in, First-out (“FIFO”) method is used to value inventories.

The components of inventories as of June 30, 2010 and December 31, 2009 were as follows:

	June 30,	December 31,
In millions	2010	2009
Finished goods	$213.8	$205.9
Work-in-process	31.3	29.3
Raw materials	123.4	120.5
Reserves and variances - net	(5.3)	(9.9)
	$363.2	$345.8

Inventories associated with assets held for sale	(11.6)	(7.5)
Inventories	351.6	338.3

Goodwill and Other Intangible Assets	6 Months Ended
Jun. 30, 2010
Goodwill and Other Intangible Assets
Goodwill and Other Intangible Assets

Note 11 — Goodwill and Other Intangible Assets

The changes in the carrying amount of goodwill as of June 30, 2010 were as follows:

	Construction	Engineered	Interconnect	FoodService	Disc.
In millions	Materials	Trans. Solutions	Technologies	Products	Ops	Total
Balance at January 1, 2010 *
Goodwill	$86.7	$170.5	$188.9	$60.4	$58.6	$565.1
Accumulated impairment losses	—	(55.5)	—	—	(47.4)	(102.9)
	86.7	115.0	188.9	60.4	11.2	462.2
Goodwill written off related to sale of Business Unit	—	—	—	—	(11.2)	(11.2)
Currency translation	(1.2)	—	—	—	—	(1.2)
Goodwill	85.5	170.5	188.9	60.4	47.4	552.7
Accumulated impairment losses	—	(55.5)	—	—	(47.4)	(102.9)
Balance at June 30, 2010	$85.5	$115.0	$188.9	$60.4	$—	$449.8

*All periods presented have been adjusted to reflect the refrigerated truck bodies and specialty trailer businesses as discontinued operations and the elimination of the Specialty Products segment.

The Company’s other intangible assets at June 30, 2010 were as follows:

	Acquired	Accumulated	Net Book
In millions	Cost	Amortization	Value
Assets subject to amortization:
Patents	$9.0	$(7.8)	$1.2
Customer Relationships	147.3	(28.0)	119.3
Other	20.3	(4.9)	15.4
Assets not subject to amortization:
Trade names	20.9	—	20.9
Other intangible assets, net	$197.5	$(40.7)	$156.8

Estimated amortization expense for the remainder of 2010 and the next four years is as follows:  $6.1 million remaining in 2010,  $11.6 million in 2011,  $10.4 million in 2012,  $9.4 million in 2013 and  $9.1 million in 2014.

The net book value of the Company’s Other intangible assets by reportable segment are as follows:

	June 30,	December 31,
In millions	2010	2009

Construction Materials	$17.0	$17.5
Engineered Transportation Solutions	5.5	6.7
Interconnect Technologies	91.8	94.7
FoodService Products	42.5	44.0
Total	$156.8	$162.9

Retirement Plans and Other Post-retirement Benefits	6 Months Ended
Jun. 30, 2010
Retirement Plans and Other Post-retirement Benefits
Retirement Plans and Other Post-retirement Benefits

Note 12 — Retirement Plans and Other Post-retirement Benefits

Components of net periodic benefit cost were as follows:

	Pension and Other Post-retirement Benefits
	Three Months Ended		Six Months Ended
	June 30,		June 30,
In millions	2010	2009	2010	2009
Service costs - benefits earned during the quarter	$1.3	$1.2	$2.7	$2.5
Interest cost on benefits earned in prior years	2.4	2.6	4.8	5.3
Expected return on plan assets	(3.2)	(3.0)	(6.4)	(6.1)
Amortization of:
Unrecognized net actuarial loss	0.7	0.2	1.3	0.5
Prior service costs	—	—	0.1	—
Net periodic benefit costs	$1.2	$1.0	$2.5	$2.2

The Company made contributions of  $2.0 million to the pension plans during the quarter ended June 30, 2010.  The Company expects to contribute approximately  $4.0 million to the pension plans in 2010.

The Company maintains defined contribution plans to which it has contributed  $4.9 million during the six months ended June 30, 2010. Full year contributions are expected to approximate  $9.8 million.

Other Long-Term Liabilities	6 Months Ended
Jun. 30, 2010
Other Long-Term Liabilities
Other Long-Term Liabilities

Note 13 — Other Long-Term Liabilities

The components of other long-term liabilities were as follows:

	June 30,	December 31,
In millions	2010	2009
Deferred taxes and other tax liabilities	$101.1	$103.2
Pension and other post-retirement obligations	15.9	16.8
Long-term warranty obligations	1.0	1.4
Other	3.5	3.7
Other long-term liabilities	$121.5	$125.1

Commitments and Contingencies	6 Months Ended
Jun. 30, 2010
Commitments and Contingencies
Commitments and Contingencies

Note 14 — Commitments and Contingencies

Extended Product Warranties

The Company offers various warranty programs on its installed roofing systems, braking products, aerospace cables and assemblies, truck trailers and foodservice equipment. The change in the Company’s aggregate product warranty liabilities were as follows:

	June 30,
In millions	2010	2009
Beginning reserve	$6.8	$6.6
Liabilities disposed of by sale	(0.6)	—
Current year provision	4.1	5.5
Current year claims	(4.9)	(4.7)
Ending reserve	$5.4	$7.4

The amount of extended product warranty revenues recognized was  $4.0 million and  $3.9 million for the second quarter of 2010 and 2009, respectively and  $7.8 million and  $7.7 million for the first six months of 2010 and 2009, respectively.

ETS U.S. Customs Matter

The Company received written correspondence from the U. S. Immigration and Customs Enforcement Office of Investigations (“ICE”) dated March 11, 2010 indicating that it initiated an investigation relating to the classification of certain rubber tires imported by its tire and wheel operation within the Engineered Transportation Solutions segment since 2004.  The Company responded to ICE’s inquiry and, on August 19, 2010, ICE informed the Company that it had terminated its investigation.  The Company continues to work separately with U. S. Customs and Border Protection to properly classify its products.

At this time, the Company cannot predict or determine the amount of additional duties and/or civil fines or penalties, if any, owed as a result of this classification effort.  In the opinion of management, the ultimate outcome of such actions will not have a material adverse effect on the consolidated financial position of the Company.

Segment Information	6 Months Ended
Jun. 30, 2010
Segment Information
Segment Information

Note 15 - Segment Information

The Company manages and reports its results under the following segments:

·                  Construction Materials: the “construction materials” business;

·                  Engineered Transportation Solutions:  the “tire and wheel”, “industrial brake and friction”, and “power transmission belt” product lines;

·                  Interconnect Technologies:  the “interconnect technologies” business, and;

·                  Foodservice Products: the “foodservice products” business

Sales, EBIT, and assets of continuing operations by reportable segment are included in the following summary:

Second Quarter

	2010		2009 (2)
In millions	Sales(1)	EBIT	Sales(1)	EBIT
Construction Materials	$345.8	$51.3	$314.4	$50.7
Engineered Transportation Solutions	218.2	9.2	197.8	39.0
Interconnect Technologies	62.4	6.0	39.1	2.7
FoodService Products	61.2	6.3	64.0	5.9
Corporate	—	(8.8)	—	(10.1)
Total	$687.6	$64.0	$615.3	$88.2

First Six Months

	2010			2009 (2)
In millions	Sales(1)	EBIT	Assets(3)	Sales(1)	EBIT	Assets(3)
Construction Materials	$562.3	$70.6	$657.9	$522.1	$56.1	656.8
Engineered Transportation Solutions	430.3	22.8	606.9	401.8	55.2	569.7
Interconnect Technologies	124.3	13.8	396.2	83.0	6.8	312.6
FoodService Products	118.0	12.8	212.0	122.7	10.0	226.1
Corporate(3)	—	(17.2)	115.9	—	(17.8)	93.4
Total	$1,234.9	$102.8	$1,988.9	$1,129.6	$110.3	$1,858.6

(1) Excludes intersegment sales

(2) All periods presented have been adjusted to reflect the refrigerated truck bodies and specialty trailer businesses as discontinued operations and the elimination of the Specialty Products segment.

(3) Corporate assets include assets of discontinued operations not classified as held for sale

A reconciliation of assets reported above to total assets as presented on the Company’s Consolidated Balance Sheets is as follows:

June 30,
2010
Assets per table above	$1,988.9
Assets held for sale of discontinued operations	40.8
Total Assets per Consolidated Balance Sheet	$2,029.7

Income Taxes	6 Months Ended
Jun. 30, 2010
Income Taxes
Income Taxes

Note 16 - Income Taxes

The effective income tax rate on continuing operations for the six months ended June 30, 2010 was 37.5% compared to an effective income tax rate of 31.5% for the six months ended June 30, 2009.  The variation in the effective income tax rate during the six months is attributable to an increase in the tax rate imposed on offshore earnings and sunset of favorable US tax provisions.

Earnings Per Share	6 Months Ended
Jun. 30, 2010
Earnings Per Share
Earnings Per Share

Note 17 - Earnings Per Share

The following reflects the Income from continuing operations and share data used in the basic and diluted earnings per share computations using the two-class method:

	Second Quarter		Six Months
In millions, except share and per share amounts	2010	2009	2010	2009

Numerator:

Income from continuing operations	$38.8	$59.4	$61.9	$72.1
Less: dividends declared - common stock outstanding, unvested restricted shares and restricted share units	(9.9)	(9.5)	(19.7)	(19.0)
Undistributed earnings	28.9	49.9	42.2	53.1
Percent allocated to common shareholders (1)	98.9%	98.9%	98.9%	98.9%
	28.6	49.3	41.7	52.5
Add: dividends declared - common stock	9.8	9.4	19.5	18.8
Numerator for basic and diluted EPS	$38.4	$58.7	$61.2	$71.3

Denominator (in thousands):
Denominator for basic EPS: weighted-average common shares outstanding	60,832	60,584	60,811	60,576
Effect of dilutive securities:
Performance awards	102	—	102	—
Stock options	752	342	765	440
Denominator for diluted EPS: adjusted weighted average common shares outstanding and assumed conversion	61,686	60,926	61,678	61,016

Per share income from continuing operations:
Basic	$0.63	$0.97	$1.01	$1.18
Diluted	$0.62	$0.96	$0.99	$1.17

(1) Basic weighted-average common shares outstanding	60,832	60,584	60,811	60,576
Basic weighted-average common shares outstanding, unvested restricted shares expected to vest and restricted share units	61,511	61,264	61,495	61,256
Percent allocated to common shareholders	98.9%	98.9%	98.9%	98.9%

To calculate earnings per share for the Income (loss) from discontinued operations and for Net income, the denominator for both basic and diluted earnings per share is the same as used in the above table.  The Income (loss) from discontinued operations and Net income were as follows:

	Second Quarter		Six Months
In millions	2010	2009	2010	2009

Income (loss) from discontinued operations attributable to common shareholders for basic and diluted earnings per share	$(0.2)	$(3.8)	$0.9	$(9.9)

Net income attributable to common shareholders for basic and diluted earnings per share	$38.2	$54.9	$62.1	$61.4

Comprehensive Income	6 Months Ended
Jun. 30, 2010
Comprehensive Income
Comprehensive Income

Note 18 - Comprehensive Income

Total comprehensive income consisted of the following:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
In millions	2010	2009	2010	2009

Net income	$38.6	$55.5	$62.8	$62.1
Other comprehensive (loss) income:
Foreign currency translation, net of tax	(3.9)	6.2	(6.2)	4.5
Accrued post-retirement benefit liability, net of tax	0.3	0.2	0.7	0.3
Loss on hedging activities, net of tax	—	(0.1)	(0.1)	(0.2)
Other comprehensive (loss) income	(3.6)	6.3	(5.6)	4.6
Comprehensive income	$35.0	$61.8	$57.2	$66.7

Loss on hedging activities, net of tax included in Other comprehensive (loss) income for the three and six months ended June 30, 2010 represented the amortization of a  $5.6 million ( $3.5 million, net of tax) gain in Accumulated other comprehensive loss resulting from the termination of treasury lock contracts on August 15, 2006.  At June 30, 2010, the Company had a remaining unamortized gain of  $3.5 million ( $2.2 million, net of tax) which is reflected in Accumulated other comprehensive loss on the Company’s Consolidated Balance Sheets. Approximately  $0.3 million ( $0.2 million, net of tax) is expected to be amortized to reduce Interest expense, net during the remainder of 2010.

Exit and Disposal Activities	6 Months Ended
Jun. 30, 2010
Exit and Disposal Activities
Exit and Disposal Activities

Note 19 - Exit and Disposal Activities

The following table represents the effect of exit and disposal activities related to continuing operations on the Company’s Consolidated Statements of Earnings for the three and six months ended June 30, for 2010 and 2009, respectively:

	Three Months Ended June 30,		Six Months Ended June 30,
In millions	2010	2009	2010	2009
Cost of goods sold	$3.3	$2.2	$6.1	$2.5
Selling and administrative expenses	0.6	0.7	0.6	1.2
Research and development expenses	0.1	—	0.2	—
Other operating expense	—	3.1	—	6.0
Total exit and disposal costs	$4.0	$6.0	$6.9	$9.7

Exit and disposal activities by type of charge were as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
In millions	2010	2009	2010	2009
Termination benefits	$1.3	$1.2	$3.2	$1.4
Contract termination costs	—	0.6	—	1.0
Fixed asset impairment	—	3.1	—	6.0
Other associated costs	2.7	1.1	3.7	1.3
Total exit and disposal costs	$4.0	$6.0	$6.9	$9.7

Exit and disposal accrual activities for the six months ended June 30, 2010 were as follows:

In millions	Severance Costs	Contract Termination Costs	Other Associated Costs	Total
Balance at December 31, 2009	$3.5	$0.2	$2.2	$5.9
2010 charges to expense and adjustments	3.2	—	3.7	6.9
2010 usage	(1.7)	(0.2)	(4.6)	(6.5)
Balance at June 30, 2010	$5.0	$—	$1.3	$6.3

Exit and disposal activities by segment were as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
In millions	2010	2009	2010	2009
Total by segment
Engineered Transportation Solutions	$3.6	$4.7	$5.9	$8.4
Interconnect Technologies	0.4	0.8	1.0	0.8
Total segment costs	4.0	5.5	6.9	9.2
Corporate	—	0.5	—	0.5
Total exit and disposal costs	$4.0	$6.0	$6.9	$9.7

Engineered Transportation Solutions — During the first six months of 2010, the Company had two consolidation projects underway within the Engineered Transportation Solutions segment in its continuing efforts to reduce costs and streamline its operations.  Descriptions of these projects are set forth below:

·                  In the third quarter of 2009, the Company announced plans to consolidate its tire manufacturing operations in Heflin, AL, Carlisle, PA, and portions of Buji, China into a new facility in Jackson, TN purchased in the third quarter of 2009. The consolidation of the tire manufacturing operations into Jackson, TN is expected to be substantially completed by the end of 2010.

·                  In the fourth quarter of 2009, the Company announced plans to close its friction product manufacturing facility in Logansport, IN and to consolidate operations into its locations in Hangzhou, China and Bloomington, IN.  This consolidation is expected to be completed by the end of 2010.

The Company expects the total cost of these consolidation projects will be approximately  $26.9 million, of which  $14.4 million has been incurred through June 30, 2010, and  $12.5 million is expected to be incurred in the remainder of 2010. The Company recorded  $5.9 million of expense during the first six months of 2010 primarily consisting of employee termination costs and other relocation costs. Amounts expected to be incurred in the remainder of 2010 primarily relate to employee termination and other costs associated with the relocation of employees and equipment.

Included in Accrued expenses at June 30, 2010 was  $5.9 million related to unpaid severance, moving and relocation and other costs for the above projects as well as other consolidation projects completed in 2009.

During the three and six months ended June 30, 2009, the Company recorded  $4.7 million and  $8.4 million in exit and disposal costs, respectively, including  $2.8 million in fixed asset impairment charges during the second quarter of 2009 related to the Jackson consolidation and a total of  $5.7 million in fixed asset impairment charges for plant restructurings in the six months ended June 30, 2009.

Interconnect Technologies — In the fourth quarter of 2009, in efforts to reduce costs and streamline operations, the Company announced that it would consolidate its Vancouver, WA facility into its facilities in Long Beach, CA, Tukwila, WA, and Dongguan, China and close its Vancouver facility. This consolidation is expected to be completed by the third quarter of 2010.

The Company expects the total cost of this consolidation project will be approximately  $4.4 million, of which  $4.1 million has been incurred through June 30, 2010, and  $0.3 million is expected to be incurred in the remainder of 2010. The Company recorded  $1.0 million of expense during the first six months of 2010 primarily consisting of employee termination costs and other relocation costs. Amounts expected to be incurred in the remainder of 2010 relate primarily to employee termination, lease termination and other costs associated with the relocation of employees and equipment.

As of June 30, 2010, a  $0.4 million liability exists for unpaid exit and disposal costs related to the consolidation of the Vancouver, WA facility.

Subsequent Events	6 Months Ended
Jun. 30, 2010
Subsequent Events
Subsequent Events
Note 20 - Subsequent Events On December 1, 2010, the Company completed the acquisition of Hawk Corporation for approximately $414 million.

Document and Entity Information	6 Months Ended
Jun. 30, 2010
Document and Entity Information
Entity Registrant Name	CARLISLE COMPANIES INC
Entity Central Index Key	0000790051
Document Type	8-K
Document Period End Date	Jun 30, 2010
Amendment Flag	false
Current Fiscal Year End Date	--12-31
Entity Filer Category	Large Accelerated Filer
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	Q2